UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

Forterus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52529	20-8623320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Olive Avenue
Suite 263
Huntington Beach, California 92648

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (949) 429-4007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

(a) The Company issued press releases on September 30, 2008 regarding the operations of its subsidary ABTTC, Inc during the month of August 2008.  The press release is attached as Exhibit 2.01

Item 8.01

(a) The Company issued press releases on September 15, 2008.  The press release is attached as Exhibit 8.01

(b) The Company issued press releases on September 16, 2008.  The press release is attached as Exhibit 8.02

(c) The Company issued press releases on September 23, 2008.  The press release is attached as Exhibit 8.03

(d) The Company issued press releases on September 30, 2008.  The press release is attached as Exhibit 8.03

(e) The Company issued press releases on October 6, 2008.  The press release is attached as Exhibit 8.03

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 13, 2008	Forterus, Inc.
By: /s/ Paul Howarth